UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 11, 2013
(Date of earliest event reported: February 11, 2013)

Revlon, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant's telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Revlon, Inc.'s wholly-owned operating subsidiary, Revlon Consumer Products Corporation ("RCPC"), is seeking amendments to its Third Amended and Restated Term Loan Agreement, dated as of May 19, 2011 (the "2011 Term Loan Agreement"), that would, among other things, provide for the repayment of a portion of such loan, using proceeds from the recent consummation of RCPC’s offering of $500 million of its 5.75% Senior Notes due 2021, together with cash on hand, to reduce the total aggregate principal amount outstanding under the 2011 Term Loan to approximately $675 million, as well as to reduce the interest rates applicable to such loan.

The consummation of the proposed amendments to RCPC's 2011 Term Loan Agreement is subject to customary closing conditions, including the receipt of consents from the appropriate lenders. There can be no assurances that any of these amendments will be consummated.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the plans of Revlon, Inc. and RCPC (together, the "Company") and their strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company's beliefs, expectations, focus and/or plans regarding future events, including the Company's plans to secure the proposed amendments to RCPC's 2011 Term Loan Agreement, as well as the terms and conditions of such proposed amendments. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company's filings with the SEC, including the Company's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2012 and 2013 (which may be viewed on the SEC's website at http://www.sec.gov or on Revlon, Inc.'s website at http://www.revloninc.com), as well as reasons including difficulties, delays, unexpected costs or the inability of RCPC to consummate, in whole or in part, the proposed amendments to the 2011 Term Loan Agreement. Factors other than those referred to above could also cause the Company's results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.
By: /s/ Lauren Goldberg Lauren Goldberg Executive Vice President and General Counsel
Date: February 11, 2013